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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-12
CRDENTIA CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 8, 2007

Dear Stockholder:

        You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Crdentia Corp. to be held at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105, on Tuesday, November 6, 2007 at 9:00 a.m. local time. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-prepaid envelope. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

        Your Board of Directors recommends that you vote in favor of the two proposals outlined in this Proxy Statement. Please refer to the Proxy Statement for detailed information on each of the proposals.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our company. We look forward to seeing you at the Annual Meeting.

                      Sincerely,

                      /s/ John B. Kaiser

                      John B. Kaiser
                      Chief Executive Officer

CRDENTIA CORP.
5001 LBJ Freeway, Suite 850
Dallas, Texas 75244

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 6, 2007

        To the Stockholders of Crdentia Corp.:

        We will hold the Annual Meeting of Stockholders of Crdentia Corp. at the offices Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105 on Tuesday, November 6, 2007, at 9:00 a.m. local time, for the following purposes:

        1.     To elect one Class II director to the Board of Directors to hold office until his successor is duly elected and qualified.

        2.     To ratify the appointment of KBA Group LLP as independent auditors for Crdentia for the fiscal year ending December 31, 2007.

        3.     To approve an amendment and restatement of the Crdentia Corp. 2004 Stock Incentive Plan.

        4.     To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

        These items of business are described in the attached proxy statement. Only Crdentia stockholders of record at the close of business on October 1, 2007, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

        A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and at our executive offices during regular business hours for a period of no less than ten days prior to the Annual Meeting.

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-prepaid envelope. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the accompanying proxy statement.

By Order of the Board of Directors,
/s/ John B. Kaiser John B. Kaiser Chief Executive Officer Crdentia Corp.

Dallas, Texas
October 8, 2007

Mailed to Stockholders
on or about October 8, 2007

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 6, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General Information

        This Proxy Statement is furnished to the stockholders of Crdentia Corp., a Delaware corporation ("we," "Crdentia" or the "Company"), in connection with the solicitation by our board of directors of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, November 6, 2007, at 9:00 a.m., local time, at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

        Our complete mailing address is 5001 LBJ Freeway, Suite 850, Dallas, Texas 75244. Our website address is www.crdentia.com. Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge in electronic or paper form upon request to us after they are electronically filed with, or furnished to, the Securities and Exchange Commission (the "SEC"). Our annual report on Form 10-K for the fiscal year ended December 31, 2006 was filed with the SEC on April 2, 2007 and amended on April 3, 2007. Upon written request to our Secretary at the address of our principal executive offices, the exhibits set forth on the exhibit index of the Form 10-K may be made available without charge. All materials filed by us with the SEC can also be obtained at the SEC's Public Reference Room at 100 F Street NE, Washington, DC 20549-2521 or through the SEC's website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

        The Annual Meeting is being held for the following purposes:

  1.
  To elect one Class II director to the board of directors to hold office until his successor is duly elected and qualified;

  2.
  To ratify the appointment of KBA Group LLP as independent auditors for the fiscal year ending December 31, 2007;

  3.
  To approve an amendment and restatement of the Crdentia Corp. 2004 Stock Incentive Plan; and

  4.
  To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Recommendation of the Board of Directors

        The board of directors unanimously recommends that stockholders vote "FOR" the election of the nominee for director; "FOR" the ratification of the appointment of KBA Group LLP as independent auditors for the fiscal year ending December 31, 2007; and "FOR" the approval of an amendment and restatement of our 2004 Stock Incentive Plan.

Record Date; Outstanding Shares; Shares Entitled to Vote

        The close of business on October 1, 2007 has been fixed as the record date (the "Record Date") for determining the holders of shares of our capital stock entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, we had 30,023,276 shares of common stock outstanding and entitled to vote at the Annual Meeting held by approximately 458 holders of record. No shares of preferred stock were outstanding as of the Record Date. Unless otherwise indicated, all share amounts in this Proxy Statement have been adjusted to reflect the one-for-three reverse split of our common stock effected in June 2004 and the one-for-ten reverse split of our common stock effected in April 2006. The presence at the Annual Meeting of a majority of these shares of common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The Company's Secretary, James J. TerBeest, will act as inspector of elections to tabulate votes cast in person at the Annual Meeting. Each outstanding share of common stock on the Record Date is entitled to one vote on all matters.

        A list of Crdentia stockholders entitled to vote at the Annual Meeting will be available for review at the Annual Meeting and at the executive offices of Crdentia during regular business hours for a period of ten days before the Annual Meeting.

Quorum; Abstentions and Broker Non-Votes

        A quorum of stockholders is necessary to hold a valid Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the outstanding shares of Crdentia common stock entitled to vote and present, whether in person or by proxy, at the Annual Meeting. All shares of our common stock represented at the Annual Meeting, including abstentions and "broker non-votes," will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

        Brokers who hold shares of our common stock in "street name" for a beneficial owner of those shares typically have the authority to vote in their discretion on "routine" proposals when they have not received instructions from beneficial owners. Brokers are not allowed to exercise their voting discretion with respect to "non-routine" matters. These non-voted shares are referred to as "broker non-votes."

Voting; Proxies; Revocation

        You may vote by proxy or in person at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be certified by the inspector of elections appointed for the Annual Meeting.

  Voting in Person

        If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in "street name," which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a proxy from the record holder of the shares authorizing you to vote at the Annual Meeting.

  Voting by Proxy

        Your vote is very important. Accordingly, please complete, sign and return the enclosed proxy card whether or not you plan to attend the Annual Meeting in person. You should vote your proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting. Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. A proxy card is enclosed for your use.

        The method of voting by proxy differs for shares held as a record holder and shares held in "street name." If you hold your shares of our common stock as a record holder, you may vote by completing, dating and signing the enclosed proxy card and promptly returning it in the enclosed, pre-addressed, postage-paid envelope or otherwise mailing it to us. If you hold your shares of our common stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet or by telephone. Please see the voting instructions from your broker, bank or nominee.

        All properly signed proxies that are received prior to the Annual Meeting and that are not revoked will be voted at the Annual Meeting according to the instructions indicated on the proxies or, if no direction is indicated, they will be voted "FOR" election of the nominee for director, "FOR" ratification of the selection of independent auditors, and "FOR" approval of an amendment and restatement of our 2004 Stock Incentive Plan.

  Revocation of Proxy

        You may revoke your proxy at any time before your proxy is voted at the Annual Meeting by (i) delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy; (ii) stating that the proxy is revoked or by signing and delivering a new proxy, relating to the same shares and bearing a later date; or (iii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

        Written notices of revocation and other communications with respect to the revocation of Crdentia proxies should be addressed to:

  Crdentia Corp.
  5001 LBJ Freeway, Suite 850
  Dallas, Texas 75244
  Attn: Corporate Secretary

Proxy Solicitation

        The Crdentia board of directors is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by mail, we will request that brokers, banks and other nominees send proxies and proxy materials to the beneficial owners of our common stock held by them and secure their voting instructions. We will reimburse those record holders for their reasonable expenses. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by telephone, Internet, facsimile or special delivery letter.

Other Business; Adjournments

        As of the date of this proxy statement, we do not expect that any matter other than the proposals presented in this proxy statement will be brought before the Annual Meeting. However, if other matters incident to the conduct of the Annual Meeting are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

        An adjournment may be made from time to time by the affirmative vote of a majority of the shares of our common stock represented at the meeting and entitled to vote thereon, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting.

Assistance

        If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact the Crdentia Corporate Secretary at (972) 850-0780 or write to Crdentia Corp., 5001 LBJ Freeway, Suite 850, Dallas, Texas, 75244.

PROPOSAL NUMBER 1

ELECTION OF DIRECTOR

General

        Our board of directors is currently comprised of three classes of directors with staggered three-year terms. The directors in each class serve for their respective terms or until their successors have been duly elected and qualified. Upon expiration of the term of a particular class, directors elected to the class will serve for a term of three years. One director will be elected at the Annual Meeting to serve in Class II of the board of directors and hold office until the 2010 Annual Meeting or until his successor shall have been duly elected and qualified.

        Robert J. Kenneth currently serves as a director with a term expiring at this Annual Meeting. The board of directors has nominated Robert J. Kenneth for re-election to the board at this Annual Meeting. The nominee would serve for a three year term expiring at the 2010 Annual Meeting of stockholders.

        The nominee for election has agreed to serve if elected, and our management has no reason to believe that the nominee will be unavailable to serve. If the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee named below. No arrangement or understanding exists between the nominee and any other person or persons pursuant to which the nominee was or is to be selected as a director or nominee. The nominee does not have any family relationship to any executive officer of Crdentia.

        The Board of Directors unanimously recommends a vote FOR the nominee.    The nominee who receives the most "FOR" votes will be elected as Class II director, and abstentions and withheld votes will generally not have an effect on the outcome of this vote.

Information Regarding Executive Officers and Directors

        The following table provides the name, age, position(s) and a brief account of the business experience of each of our directors and executive officers as of September 15, 2007:

Name	Age	Position(s)
John B. Kaiser	71	Chief Executive Officer, Director
James J. TerBeest	60	Chief Financial Officer
Thomas F. Herman	66	Director
Robert J. Kenneth	70	Director
William J. Nydam	57	Director
C. Fred Toney	41	Chairman of the Board of Directors

Class II Director—Nominee for Election at this Annual Meeting (Term to Expire in 2010)

Robert J. Kenneth, director since 2002

        Mr. Kenneth has served as a member of our board of directors since October 2002. Since March 1971, Mr. Kenneth has served as President of Kenneth Associates, a privately held company that he founded which provides staffing and professional services to hospitals and physicians in California, focused on on-site billing staff and management as well as off-site billing services with a goal of reducing accounts receivable. Mr. Kenneth has served on the Board of Trustees of St. Francis Memorial Hospital and the Board of Overseers for the University of California School of Nursing and is a member of the Healthcare Financial Management Association and the American Guild of Patient Accounts Managers. Mr. Kenneth received a B.A. in business administration from Roosevelt University and an M.B.A. from Golden Gate University.

Class I Directors (Term to Expire in 2009)

Thomas F. Herman, director since 2003

        Mr. Herman has served as a member of our board of directors since September 2003. Since January 2004, Mr. Herman has served as the managing partner of Oak Harbor Partners, LLC, a boutique financial services firm that specializes in mergers, acquisitions and financed business expansion. From June 2003 to January 2004, Mr. Herman served as Chief Operating Officer of Good Guys, Inc., a consumer electronics retailer. From July 2001 to June 2003, Mr. Herman served as managing partner of Oak Harbor Partners, LLC. From December 1998 to July 2001, Mr. Herman served as President and Chief Executive Officer of Employment Law Learning Tech, a distance learning company focused on employment law. Mr. Herman received a B.S. degree in political science from the University of Oregon and an M.B.A. from the University of California at Berkeley.

C. Fred Toney, director since 2003

        Mr. Toney has served as a member of our board of directors since December 2003 and as Chairman of our board of directors since March 2007. Since December 2001, Mr. Toney has served as a managing member of MedCap Management & Research, LLC, the general partner of MedCap Partners, L.P. and MedCap Partners Offshore, Ltd. MedCap Management & Research LLC is an investment advisory firm specializing in healthcare, life sciences and medical technology and devices. From February 2001 to November 2001, Mr. Toney served as President and Chief Executive Officer and from July 1999 to February 2001 as Executive Vice President and Chief Financial Officer of HealthCentral.com, Inc., a provider of healthcare e-commerce to consumers, through the sale of its five primary operating divisions. Mr. Toney previously served as senior managing partner, director of research and research analyst at Pacific Growth Equities, Inc., an investment banking and institutional brokerage firm. Mr. Toney has also served as research analyst or associate at Volpe, Welty & Company, an investment banking firm; RCM Capital Management, an investment management firm; Donaldson, Lufkin & Jenrette Securities Corporation, an investment banking and institutional brokerage firm; and Phamavite Pharmaceuticals Corporation, a pharmaceutical manufacturing firm. Mr. Toney received a B.A. in economics and English from the University of California at Davis.

Class III Directors (Term to Expire in 2008)

John B. Kaiser, director since 2007

        Mr. Kaiser has served as our Chief Executive Officer and a director since March 2007. From November 2002 through September 2005, Mr. Kaiser was chief executive officer of Aperon Biosystems, a venture-backed medical device company based in Menlo Park, CA. From July 2000 to August 2001, Mr. Kaiser was a founder and chief executive officer of VetMedSupply.com, a privately held company. From 1990 to 1998, Mr. Kaiser served as director, president and chief executive officer of Biocircuits Corp., a publicly traded company specializing in the development of immunodiagnostic testing systems, serving as chairman of the board of directors beginning in March 1992. Prior to joining Biocircuits Corp., Mr. Kaiser held various management positions at Boehringer Mannheim Corp. (currently Roche) and Abbott Diagnostics. Mr. Kaiser holds a B.S. in Economics from the University of Wisconsin.

William J. Nydam, director since 2006

        Mr. Nydam has served as a member of our board of directors since April 2006. Since February 2007, Mr. Nydam has served as Chief Product & Business Development Officer at Safe Life Corp., a venture backed medical technology company based in San Diego, California. From March 2003 to October 2006, Mr. Nydam served as president and chief operating officer of Endocare, Inc., a publicly-traded medical device company. Prior to joining Endocare, Mr. Nydam was president and chief executive officer of Pulse Metric, Inc., a cardiovascular device company, from September 2001 to December 2002. Mr. Nydam previously served as senior vice president for Science Applications International Corporation, a research and engineering firm, from September 1999 to August 2001. Prior to that time, Mr. Nydam worked for Premier, Inc., a national alliance of healthcare providers, where he served as executive vice president from April 1996 to August 1999, chief operating officer from May 1992 to March 1996 and senior vice president and chief financial officer from January 1986 to April 1992. Mr. Nydam holds a B.S. degree in accounting and an M.B.A. from the University of California at Berkeley and he is a certified public accountant.

Executive Officers

James J. TerBeest

        Mr. TerBeest has served as our Chief Financial Officer since November 2004. Mr. TerBeest served in public accounting in the audit department of Ernst & Young LLP for 23 years. The last nine years of his tenure with Ernst & Young was as a partner supervising large national and international audit clients. From January 1993 until November 2004, Mr. TerBeest served as Chief Financial Officer for companies in the health care and home improvement industries. Mr. TerBeest has been a partner in a small CPA firm that he co-founded in 2000. He has also functioned as a contract Chief Financial Officer from time to time over the past 11 years. Mr. TerBeest graduated from the University of Wisconsin—Whitewater with a B.S. degree in accounting. He has been a Certified Public Accountant since 1973. He is a member of the American Institute of Certified Public Accountants and several state societies.

Board of Directors

        Our board of directors held twelve (12) meetings and acted by written consent three (3) times during the fiscal year ended December 31, 2006. Each director attended 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person was a director) and (ii) the total number of meetings held by all committees of the board of directors on which the director serviced (during the periods that he served).

        Although the board of directors does not have a formal policy regarding attendance by members of the board of directors at the Annual Meeting, it encourages directors to attend. Each of our then-current directors attended the 2006 Annual Meeting of Stockholders in person or by telephone.

Board Committees

        Our board of directors has established two standing committees: an audit committee and a compensation committee.

        Audit Committee.    The audit committee oversees, reviews and evaluates our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The audit committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The members of our audit committee are Thomas F. Herman, Robert J. Kenneth and William J. Nydam, with Mr. Nydam serving as Chairman of the committee. Our board of directors has determined that (i) Messrs. Nydam and Herman are audit committee financial experts, as defined by the rules of the Securities and Exchange Commission, and (ii) Messrs. Nydam and Herman are "independent" as independence is defined in the Nasdaq Stock Market qualification standards. The audit committee held four (4) meetings during the 2006 fiscal year. The audit committee acts pursuant to a written charter.

        Compensation Committee.    The compensation committee reviews and makes recommendations to our board of directors concerning the compensation and benefits of our executive officers and directors, administers our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The members of our compensation committee are Thomas F. Herman and Robert J. Kenneth. For fiscal year 2006, all compensation decisions were made by the entire board of directors. The compensation committee acts pursuant to a written charter.

        Given our limited operating history, the board of directors has not yet formed a nominating committee for the election of directors. Currently, the full board of directors designates nominees for election to the board of directors at each annual meeting of stockholders.

        The board of directors has not adopted a formal policy concerning stockholder recommendations regarding the election of directors. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. Although our board of directors has historically designated nominees for election, the board of directors will consider nominations submitted by its stockholders, and our Bylaws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the board of directors at the annual meeting. To date, the board of directors has not received any recommendations from stockholders requesting that it consider a candidate for inclusion among the slate of nominees in its proxy statement.

        In evaluating director nominees, the board of directors considers a number of factors, including the appropriate size of the board of directors; the knowledge, skills and experience of nominees, including experience in business, finance, administration or healthcare in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors; experience with accounting rules and practices; and the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members. The board of directors' goal is to assemble a board of directors that brings a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the board of directors also considers candidates with appropriate non-business backgrounds. Other than the foregoing there are no stated minimum criteria for director nominees, although the board of directors may also consider such other factors as it may deem are in the best interests of Crdentia and its stockholders.

        The board of directors identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the board of directors decides not to re-nominate a member for re-election, the board of directors then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the board of directors are polled for suggestions as to individuals meeting the desired criteria. Research may also be performed to identify qualified individuals. To date, the board of directors has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although it reserves the right in the future to retain a third party search firm, if necessary.

        Historically, we have not adopted a formal process for stockholder communications with the board of directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the board of directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Code of Ethics

        The Board of Directors has adopted a Code of Ethics that applies to all of our employees, officers and directors.

Corporate Governance Documents

        Our corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter and Code of Ethics, are available, free of charge, on our website at www.crdentia.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Investor Relations, Crdentia Corp., 5001 LBJ Freeway, Suite 850, Dallas, TX 75244.

Board Member Independence

        The Board of Directors has determined that, except for Mr. Kaiser, all of the members of the Board of Directors are "independent" as independence is defined in the Nasdaq Stock Market qualification standards. Mr. Kaiser is not considered independent because he is currently employed by the Company.

Report of the Audit Committee

        The audit committee oversees our financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

        The audit committee reviewed with KBA Group LLP, who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. In addition, the audit committee has discussed with KBA Group LLP their independence from management and our company, has received from KBA Group LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has considered the compatibility of non-audit services with the auditors' independence.

        The audit committee met with KBA Group LLP to discuss the overall scope of their audit. The meetings with KBA Group LLP were held, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

        Based on the reviews and discussions referred to above, the audit committee has recommended to our board of directors that the audited financial statements be included in our annual report for the year ended December 31, 2006. The audit committee and our board of directors also have recommended the ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for 2007.

        This Audit Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

        The foregoing report has been furnished by the Audit Committee.

                      William J. Nydam
                      Thomas F. Herman
                      Robert J. Kenneth

Compensation of Directors

        Non-employee directors receive an annual payment of $50,000, payable quarterly, for their service as members of the Board of Directors, including attending meetings of the Board of Directors. Members of the audit committee receive an annual payment of $55,000, payable quarterly, for their service as members of the audit committee. The chairman of the audit committee receives an annual payment of $62,500, payable quarterly, for his service. However, for fiscal year 2006, each of our current non-employee directors agreed to waive the right to receive any cash compensation for their service to the Company. Mr. Toney has waived the accrual of any cash compensation with respect to himself. All directors are reimbursed for reasonable expenses incurred in connection with serving as a director.

        In addition, non-employee directors are issued 3,333 shares of common stock (or options to purchase such shares) upon their election to our Board of Directors. Such non-employee directors are thereafter issued 833 shares of common stock (or options to purchase such shares) in each of the next two years of their three year term, except for the chairman of the audit committee, who receives an aggregate of 1,666 shares of common stock (or options to purchase such shares) in each of the next two years. Each such grant will have a purchase price or exercise price per share equal to the fair market value per share of our common stock on the date of such grant.

Director Compensation Table

        The following table sets forth information regarding compensation earned in 2006 by our directors:

Name	Compensation Accrued or Paid in Cash	Option Awards(1)	Total
Robert J. Kenneth(2)	$—	$481	$481
C. Fred Toney	—	—	—
Robert P. Oliver(3)	13,750	—	13,750
Joseph M. De Luca(4)	15,625	—	15,625
Thomas F. Herman(5)	—	481	481
William J. Nydam(6)	—	14,353	14,353

(1)
Represents the grant date fair value of the award computed in accordance with FAS 123R.

(2)
Mr. Kenneth had options outstanding to purchase 2,499 shares of common stock at December 31, 2006. For fiscal year 2006, Mr. Kenneth waived the right to receive $50,000 in accrued compensation.

(3)
Mr. Oliver resigned from our board of directors effective March 23, 2006.

(4)
Mr. De Luca resigned from our board of directors effective March 31, 2006.

(5)
Mr. Herman had options outstanding to purchase 5,832 shares of common stock at December 31, 2006. For fiscal year 2006, Mr. Herman waived the right to receive $55,000 in accrued compensation.

(6)
Mr. Nydam had options outstanding to purchase 5,000 shares of common stock at December 31, 2006. For fiscal year 2006, Mr. Nydam waived the right to receive $37,500 in accrued compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of September 15, 2007 unless otherwise noted, by:

  •
  each of our named executive officers;

  •
  each of our directors and nominees;

  •
  each person known by us to beneficially own more than 5% of our common stock; and

  •
  all of our executive officers, directors and nominees as a group.

        Information with respect to beneficial ownership has been furnished by each executive officer, director, nominee or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

        Percentage of beneficial ownership is based on 30,023,276 shares of common stock outstanding as of September 15, 2007. The number of shares of common stock beneficially owned by each person and the percentage ownership of each person include any shares of common stock underlying options or warrants held by such persons that are exercisable within 60 days of September 15, 2007, if any.

        Unless otherwise indicated, the address for the following stockholders is c/o Crdentia Corp., 5001 LBJ Freeway, Suite 850, Dallas, Texas 75244.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Executive Officers, Directors and Nominees:
John Kaiser(1)	2,025,000	6.7%
James J. TerBeest(2)	180,000	*
James D. Durham(3)	2,178,717	7.0%
Thomas F. Herman(4)	9,058	*
Robert J. Kenneth(5)	25,197	*
William J. Nydam(6)	2,731	*
C. Fred Toney(7)	14,911,419	49.7%
5% Stockholders:
MedCap Partners, L.P. 500 Third Street, Suite 535 San Francisco, CA 94107	11,607,923	38.7%
AudioStocks, Inc. 2038 Corte del Nogal, Suite 110 Carlsbad, CA 92011	2,247,500	7.5%

All directors and executive officers as a group (7 persons)(8)	19,332,122	61.8%

*
Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
Includes (i) 2,000,000 shares of restricted stock held by Mr. Kaiser; (ii) 25,000 shares of common stock held by Mr. Kaiser.

(2)
Includes (i) 50,000 shares of restricted stock held by Mr. TerBeest; (ii) 125,000 shares subject to options exercisable within 60 days of September 15, 2007; and, (iii) 5,000 shares of common stock held by Mr. TerBeest.

(3)
Includes (i) 39,966 shares of common stock held with his former spouse, Sandra J. Jones, as community property; (ii) 1,333 shares of common stock held by Paine Webber as custodian for the IRA FBO James D. Durham; (iii) 29,632 shares of common stock held by the James D. Durham Living Trust (1997), as amended; (iv) 6,666 shares of common stock held by RCMJ, LLC, as its managing member; (v) 200,000 shares of restricted common stock held by Mr. Durham; (vi) 52,913 shares of common stock held by Durham Properties, LLC; (vii) 92,242 shares of common stock issuable within 60 days of September 15, 2007 upon the exercise of rights pursuant to a Common Stock Purchase Agreement dated October 1, 2002; (viii) 1,043,333 shares subject to options exercisable within 60 days of September 15, 2007 (includes 184,456 shares transferred to Sandra J. Jones pursuant to a domestic relations order); (ix) 385,965 shares of common stock held by Durham Properties, LLC; (x) 150,000 shares of restricted common stock held by Mr. Durham (xi) and 176,667 shares owned by Mr. Durham. Mr. Durham retired effective March 1, 2007.

(4)
Consists of 9,058 shares subject to options exercisable within 60 days of September 15, 2007.

(5)
Includes (i) 3,333 shares of common stock held by Mr. Kenneth; (ii) 19,447 shares of common stock held by the Kenneth Family Trust U/A 3/11/87; and (iii) 2,417 shares subject to options exercisable within 60 days of September 15, 2007.

(6)
Consists of 2,731 shares subject to options exercisable within 60 days of September 15, 2007.

(7)
Includes (i) 11,607,923 shares of common stock held by MedCap Partners L.P., (ii) 303,496 shares of common stock held by MedCap Master Fund L.P., and (iii) 2,999,999 shares of common stock held by C. Fred Toney. Mr. Toney, a member of the board of directors, is managing partner of MedCap Management & Research, LLC, the general partner of MedCap Partners L.P. and MedCap Master Fund L.P. Mr. Toney disclaims beneficial ownership of the shares held by MedCap Partners, L.P. and MedCap Master Fund L.P., except to the extent of his pecuniary interest therein.

(8)
Includes 1,274,781 shares subject to options and purchase rights exercisable within 60 days of September 15, 2007.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2006 with respect to the shares of our common stock that may be issued under currently outstanding equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Security Holders(1)	245,377	$6.54	254
Equity Compensation Plans not Approved by Security Holders(2)	564,517	$7.18	—

(1)
Consists of our 2004 Stock Incentive Plan.

(2)
Consists of (i) an option to purchase 3,333 shares of common stock granted to Thomas F. Herman on December 16, 2003; (ii) an option to purchase 233,333 shares of common stock granted to James D. Durham on December 31, 2003; (iii) rights of Mr. Durham to purchase up to 92,242 shares of our common stock pursuant to a Common Stock Purchase Agreement dated May 15, 2002; (iv) an option to purchase 20,608 common shares issued to Pamela G. Atherton on

  December 22, 2003; (v) an option to purchase 21,667 common shares issued to Pamela G. Atherton on August 3, 2004; (vi) an option to purchase 43,333 shares of common stock granted to James D. Durham on August 3, 2004; and (v) an option to purchase 150,000 shares of common stock granted to James J. TerBeest on March 24, 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Overall, we seek to provide total compensation packages that attract, motivate and retain talented individuals; that are competitive in terms of total potential value to our executives; and that are tailored to the unique characteristics of our company in order to create an executive compensation program that will adequately reward our executives for their roles in creating value for our stockholders. We intend to be competitive with other similarly situated companies in our industry, and with that objective we attempt to allocate compensation between base salary, equity compensation and bonus arrangements. The compensation committee periodically engages an outside consulting firm that specializes in executive compensation to assist in keeping abreast of compensation practices of other companies and to assist in allocating between the various elements of compensation.

Benchmarking of Cash and Equity Compensation

        We believe it is important, when making compensation-related decisions, to be informed as to current practices of similarly situated publicly held companies. In early 2006 we commissioned a study conducted by an outside consulting firm that specializes in executive compensation. This study reviewed the cash and equity compensation practices of other similarly situated publicly held companies, including ATC HealthCare, Inc.; Team Staff, Inc.; On Assignment, Inc.; Almost Family, Inc. and others. In addition to benchmarking studies, we have historically taken into account input from other sources, including input from other independent members of the board of directors and publicly available data relating to the compensation packages and policies of other companies within and outside our industry. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, we generally believe that gathering this information is an important part of our compensation-related decision-making process.

        The compensation committee intends to retain the services of third-party executive compensation specialists from time to time, as the compensation committee sees fit, in connection with the establishment of cash and equity compensation and related policies.

Role of Chief Executive Officer

        The compensation committee reviews and approves the compensation paid to our CEO. With regard to the compensation paid to each executive officer other than the CEO, the CEO reviews, on an annual basis, the compensation paid to each such executive officer during the past year and submits to the compensation committee his recommendations regarding the compensation to be paid to such persons during the next fiscal year. Following a review of such recommendations, the compensation committee will take such action regarding such compensation as it deems appropriate, including approving compensation in an amount the compensation committee deems reasonable.

        Our CEO plays a significant role in the compensation-setting process for executive officers, other than the CEO, by: (i) evaluating employee performance; recommending business performance targets and establishing objectives; and (iii) recommending salary levels, bonuses and equity-based awards.

        Our CEO also prepares meeting information for most compensation committee meetings, and the CEO participates in compensation committee meetings at the committee's request to provide: (i) background information regarding our strategic objectives; (ii) his evaluation of the performance of the executive officers; and (iii) compensation recommendations as to executive officers (other than himself).

Compensation Components

        Base salary.    Generally, we believe that executive salaries should be set near the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies. We believe that maintaining base salary amounts at or near the industry median minimizes competitive disadvantage while avoiding paying amounts in excess of what we believe to be necessary to motivate executives to meet corporate goals. Base salaries are generally reviewed annually, and the compensation committee and board will seek to adjust base salary amounts to realign such salaries with median market levels after taking into account individual responsibilities, performance and experience.

        For 2006, the average increase in the salaries of the executive officers, including the CEO, from 2005 salaries was 16%. We implemented the increases in order to retain our executives as we continue to grow our Company and seek to transition to profitability and also because the executive officers had not received raises for a significant period of time. We have not determined what level of increase in salaries there will be in 2007, if any. We have initially set the base salary for John B. Kaiser, who became our CEO in late March 2007, at $250,000 annually. We believed this base salary was appropriate in light of our circumstances and the salaries paid to CEOs of comparable companies.

        Annual Executive Bonus Plan.    In addition to base salaries, we believe that performance-based cash bonuses play an important role in providing incentives to our executives to achieve defined annual corporate goals. Near the beginning of 2006, the board set a target bonus for the CEO and the CFO. The target percentages are set at levels that, upon achievement of 100% of the target percentage, are likely to result in bonus payments that we believe to be at or near the median for target bonus amounts for comparable companies. For 2006, Mr. Durham, our former CEO, became eligible for a $150,000 bonus if budgeted revenue levels of $44 million and budgeted EBITDA levels of $382,000 were met and Mr. TerBeest, CFO, became eligible for a $75,000 bonus if the same targeted budget levels of revenue and EBITDA were achieved. We believe our bonus target levels are moderately difficult to achieve and that our CEO and CFO must perform at a high level devoting their full attention in order to earn their respective cash bonuses. The revenue and EBITDA targets for 2006 were not achieved and, therefore, no bonuses were earned.

        We have not yet determined the corporate performance goals, if any, that it will apply in determining executives' bonuses for 2007.

        Equity Awards.    We believe that providing a significant portion of our executives' total compensation package in stock options and other equity awards aligns the incentives of our executives with the interests of our stockholders and with our long-term success. The compensation committee and board develop their equity award determinations based on their judgments as to whether the complete compensation packages provided to our executives, including prior equity awards, are sufficient to retain, motivate and adequately award the executives. This judgment is based in part on information provided by benchmarking studies. We do not have any programs, plans or practices concerning the selection of stock option grant dates or exercise prices. In 2006, we determined to grant options and restricted stock to our named executive officers in order to retain these individuals as we grow and seek to transition to profitability.

        We entered into a Restricted Stock Bonus Agreement with Mr. Durham dated effective March 24, 2006. Pursuant to the agreement, we issued Mr. Durham 150,000 shares of our common stock with an aggregate fair market value of $675,000. The shares of restricted stock vest in accordance with the following schedule: 1/4 of the total shares vest on March 24, 2007 and 1/48 of the total shares vest monthly thereafter. In the event of a "Corporate Transaction" (as defined in the agreement), the shares shall immediately become fully vested if, within five years after the Corporation Transaction,

Mr. Durham's service is terminated by the successor company, the Company or a related entity without "Cause" or voluntarily by Mr. Durham with "Good Reason." For purposes of the agreement, Mr. Durham may be terminated for "Cause" in the event of Mr. Durham's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or related entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a related entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Mr. Durham may voluntarily terminate his services for "Good Reason" for: (i) any reduction in his base salary to a level below that in effect at any time within the preceding six (6) months; or (ii) being required to be based at any place outside a 45-mile radius from his job location, except for reasonably required business travel.

        On March 24, 2006 we granted Mr. TerBeest, our Chief Financial Officer, an option to purchase 150,000 shares of common stock at a per share exercise price of $4.50. The shares of common stock subject to the option vest in accordance with the following schedule: 1/4 of the total shares vest on March 24, 2007 and 1/48 of the total shares vest monthly thereafter. On May 2, 2006 we granted Mr. Cahillane, a former Regional Operations Vice President, an option to purchase 64,184 shares of common stock at a per share exercise price of $4.00. The shares of common stock subject to the option vest in accordance with the following schedule: 1/4 of the total shares vest on May 2, 2007 and 1/48 of the total shares vest monthly thereafter. On May 2, 2006 we granted Mr. Emery, a former Regional Operations Vice President, an option to purchase 64,184 shares of common stock at a per share exercise price of $4.00. The shares of common stock subject to the option vest in accordance with the following schedule: 1/4 of the total shares vest on May 2, 2007 and 1/48 of the total shares vest monthly thereafter. On May 2, 2006 we granted Mr. Turnbull, our former Senior Vice President and Chief Nursing Officer, an option to purchase 20,000 shares of common stock at a per share exercise price of $4.00. The shares of common stock subject to the option vest in accordance with the following schedule: 1/4 of the total shares vest on May 2, 2007 and 1/8 of the total shares vest monthly thereafter. On February 5, 2007 we granted Mr. Turnbull an option to purchase 31,500 shares of common stock at a per share exercise price of $0.42. The shares of common stock subject to the option vest in accordance with the following schedule: 1/4 of the total shares vest on February 5, 2008 and 1/48 of the total shares vest monthly thereafter.

        On March 26, 2007, we granted Mr. Kaiser, our new CEO, 2,000,000 shares of restricted common stock. Twenty-five percent of the shares vest on March 26, 2008 and one-thirty- sixth of the remaining unvested shares vest at the end of the 13th month and each month thereafter, such that the shares will be 100% vested after forty-eight months of continuous service. We determined this grant was appropriate in order to induce Mr. Kaiser to join our company. In the event of a corporate transaction, all outstanding shares shall automatically become fully vested six months following the effective date of such corporate transaction, subject to certain conditions being met. In addition, in the event Mr. Kaiser is terminated without cause or voluntarily for good reason at any time prior to March 26, 2008, twenty-five percent of the shares that would have vested on March 26, 2008 vest on the date of such termination.

        On May 4, 2007, we granted Mr. TerBeest, our Chief Financial Officer, an option to purchase 150,000 shares of common stock at a per share exercise price of $0.49. This option grant was made in order to continue to incentivize Mr. TerBeest.

        Severance Benefits.    We have entered into agreements containing severance and change of control provisions with our CEO and CFO. We believe that severance and change of control benefits are an essential element of our executive compensation package and assist us in recruiting and retaining talented individuals. We believe our severance benefits are reasonable in light of the publicly-disclosed severance benefits paid by comparable companies.

        Other Compensation.    All of our executives are eligible to participate in our employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans are available to all salaried employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executives that are not available to our employees generally. We have no current plans to make changes to levels of benefits and perquisites provided to executives.

        The following table sets forth information regarding compensation earned in 2006 by our former CEO, our Chief Financial Officer, our former Senior Vice President and Chief Nursing Officer, and two other former executive officers who would have been among the five most highly compensated executives if they had been employed at the end of the fiscal year (these individuals are collectively referred to as our "named executive officers"):

Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Award(s)	Option Award(s) (1)	All Other Compensation		Total Compensation
James D. Durham(2) Former Chairman and Chief Executive Officer	2006	$363,847	$675,000	$—	$18,667	(6)	$1,057,514
James J. TerBeest Chief Financial Officer and Secretary	2006	$207,885	—	489,917	53,457	(7)	751,259
Randall C. Turnbull(3) Former Senior Vice President and Chief Nursing Officer	2006	$138,462	—	61,216	—		199,678
Carl M. Emery(4) Former Regional Operations Vice President	2006	$147,596	—	196,453	17,605	(8)	361,654
Matthew J. Cahillane(5) Former Regional Operations Vice President	2006	$147,596	—	196,453	17,605	(8)	361,654

(1)
The method of and assumptions used to calculate the value of the options granted to our named executive officers is discussed in Note 1 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

(2)
Mr. Durham resigned effective March 1, 2007.

(3)
Mr. Turnbull resigned effective April 4, 2007.

(4)
Mr. Emery resigned effective December 4, 2006

(5)
Mr. Cahillane resigned effective December 4, 2006

(6)
Consists of health insurance benefits in the amount of $6,259 and reimbursement for commuting expenses in the amount of $12,408.

(7)
Consists of health insurance benefits in the amount of $4,978 and reimbursement for commuting expenses in the amount of $48,479.

(8)
Consists of health insurance benefits.

Employment Agreements

Employment Agreement with John B. Kaiser

        We entered into an Executive Employment Agreement with John B. Kaiser, our new Chief Executive Officer, pursuant to which Mr. Kaiser will receive $250,000 in base salary for his service to the Company. In addition, pursuant to the arrangement, we agreed to issue Mr. Kaiser 2,000,000 shares of restricted common stock. In the event that we terminate Mr. Kaiser's employment at any time without "Cause" (as defined in the agreement), he will be eligible to receive a severance payment equal to 100% of his base salary for the remaining period within the employment period (initial period of one-year commencing in March 2007) and vesting of 25% of the above restricted stock grant.

        For purposes of the employment agreement, we may terminate Mr. Kaiser for "Cause" in the event that he (i) is indicted for or charged with a crime involving dishonesty, breach of trust, or physical harm to any person (except for misdemeanor resulting from harm caused through the operation of a motor vehicle); (ii) willfully engages in conduct that is in bad faith and materially injurious to us (including misappropriation of trade secrets, fraud or embezzlement); (iii) commits a material, uncured breach of the employment agreement; (iv) willfully refuses to implement or follow a lawful policy or directive that is consistent with the terms of the employment agreement; (v) engages in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally. Mr. Kaiser may terminate the employment agreement for "Good Reason" upon (i) a change in his position which materially reduces his level of responsibility; or (ii) a reduction in his base salary (unless the base salaries of all executive employees are also proportionately reduced).

Employment Agreement with James J. TerBeest

        We entered into an Executive Employment Agreement with James J. TerBeest, our Chief Financial Officer, pursuant to which Mr. TerBeest will receive $175,000 in salary for his service to the Company. In addition, pursuant to the arrangement, we agreed to issue Mr. TerBeest a restricted stock bonus of 50,000 shares of our common stock, the principal terms of which are discussed below. In the event that we terminate Mr. TerBeest's employment at any time without "Cause" (as defined in the agreement), he will be eligible to receive a severance payment equal to (i) six (6) months of his base salary plus (ii) one (1) month of his base salary for each month of employment beginning on January 1, 2005 in excess of six (6) months but not to exceed twelve (12) months.

        For purposes of the employment agreement, we may terminate Mr. TerBeest for "Cause" in the event that he (i) is indicted for or charged with a crime involving dishonesty, breach of trust, or physical harm to any person (except for misdemeanor resulting from harm caused through the operation of a motor vehicle); (ii) willfully engages in conduct that is in bad faith and materially injurious to us (including misappropriation of trade secrets, fraud or embezzlement); (iii) commits a material, uncured breach of the employment agreement; (iv) willfully refuses to implement or follow a lawful policy or directive that is consistent with the terms of the employment agreement; (v) engages in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally; or (vi) fails to relocate his principal residence as contemplated by the agreement. Mr. TerBeest may terminate the employment agreement for "Good Reason" upon (i) a change in his position which materially reduces his level of responsibility; (ii) a reduction in his base salary (unless the base salaries of all executive employees are also proportionately reduced); (iii) a relocation of his principal place of employment by more than fifty (50) miles (excluding his relocation to Dallas, Texas); or (iv) a material breach of the employment agreement by us.

        On July 18, 2006, we and Mr. TerBeest entered into an Amendment to Executive Employment Agreement. The amendment provides, among other things, that Mr. TerBeest is entitled to receive a bonus in the amount of one-half percent (0.5%) of the Total Consideration (as defined in the amendment) actually paid to our stockholders in connection with a Corporate Transaction (as defined in the amendment).

        In March 2007, we and Mr. TerBeest further amended the employment agreement to provide that (i) on or before December 31, 2007 Mr. TerBeest will relocate his principal residence to Dallas, TX; and (ii) until Mr. TerBeest relocates his residence, we will pay for his weekly round trip airfare between Dallas, TX and Louisville, KY and his lodging expenses while in Dallas, TX.

Randall C. Turnbull

        Mr. Turnbull was employed at will and did not have an employment agreement.

Employment Agreement with James D. Durham

        We entered into an Employment Agreement with James D. Durham, our Chairman and Chief Executive Officer. Pursuant to the Employment Agreement, we agreed to pay Mr. Durham a base salary $320,000 for the 2004 calendar year, subject to adjustment each calendar year thereafter by the Board of Directors. In the event that Mr. Durham became subject to an "Involuntary Termination," we agreed to pay severance to Mr. Durham in one lump sum within thirty (30) days of the date of such Involuntary Termination in an aggregate amount equal to two times his then-current rate of base salary. In addition, for a period of twenty-four months, Mr. Durham would also be provided with life, health and disability plan benefits.

        As used in the Employment Agreement, the term "Involuntary Termination" means the termination of Mr. Durham's employment involuntarily upon his discharge, dismissal or our failure to renew the Employment Agreement. In addition, the term "Involuntary Termination" also means his termination, voluntarily or involuntarily, provided such termination occurs in connection with (i) a change in his position with us or any successor which materially reduces his level of responsibility or changes his title from Chairman and Chief Executive Officer, (ii) a reduction in his level of compensation, (iii) a relocation of his principal place of employment by more than forty-five (45) miles without his written consent, (iv) our failure to qualify for trading on the OTC Bulletin Board within ninety (90) days of the date of the Employment Agreement or to continuously be listed for trading on the OTC Bulletin Board or another national securities exchange at all times thereafter, or (v) the commencement of any action, arbitration, audit, hearing, investigation, litigation or suit conducted or heard by or before, or otherwise involving, the SEC, the National Association of Securities Dealers or any other federal or state governmental body which has a material adverse effect on the price at which our securities trade and is not principally attributable to his actions or omissions.

        Under the Employment Agreement, if Mr. Durham received the benefit of any payment or distribution of any type from the Company, any of its affiliates, any person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company's assets (within the meaning of Section 280G of the Code and the regulations thereunder) or any affiliate of such person, pursuant to the terms of the Employment Agreement or otherwise (the "Total Payments"), that is subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (collectively, the "Excise Tax"), then Mr. Durham will be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Mr. Durham of all taxes imposed upon the Gross-Up Payment, including any Excise Tax, Mr. Durham will retain an amount of the Gross-Up Payment equal to the Excise Tax imposed on the Total Payments.

        In addition, under the Employment Agreement, in the event that, during the term of the Employment Agreement, the Company closes a sale transaction which constitutes a "Change in Control" thereunder (such transaction, a "Corporate Transaction"), Mr. Durham will be entitled to receive a bonus in the amount of one and one-half percent (1 1/2%) of the Total Consideration actually paid to the Company's stockholders in connection therewith. As used therein, the term "Total

Consideration" means the aggregate consideration actually paid to the stockholders of the Company in respect of capital stock of the Company owned by such stockholders and will not include "earn-out", escrow, hold back or similar contingent payments unless and until such amounts are actually paid to the stockholders of the Company. Such payment(s) will be made at the same time(s) and in the same form and combination (whether in cash, securities or other property) as the form and combination in which the Total Consideration is paid to the stockholders in respect of their ownership of the Company's capital stock.

        As discussed later in this section, Mr. Durham's employment agreement, as amended, has been terminated in connection with his resignation and entry into a Severance Agreement.

2006 Grants of Plan-Based Awards

        The following table sets forth information regarding plan-based awards to our named executive officers in 2006.

				All Other Stock Awards: Number of Shares of Stock Stock(3)
			Estimated Future Payouts Under Non- Equity Incentive Plan Awards(2)		All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(1)
Name	Grant Date	Approval Date
			Target	or Units
James D. Durham	3/24/06	3/24/06	$150,000	150,000	—	$—	$675,000
James J. TerBeest	3/24/06	3/24/06	75,000	—	150,000	4.50	489,917
Randall C. Turnbull	5/02/06	5/02/06	—	—	20,000	4.00	61,216
Carl M. Emery	5/02/06	5/02/06	—	—	64,184	4.00	196,453
Matthew J. Cahillane	5/02/06	5/02/06	—	—	64,184	4.00	196,453

(1)
The method of and assumptions used to calculate the value of the options granted to our named executive officers is discussed in Note 1 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

(2)
Reflects participation in our 2006 Bonus Plan. No amounts were paid under such plan.

(3)
We entered into a Restricted Stock Bonus Agreement with Mr. Durham dated effective March 24, 2006. Pursuant to the agreement, we issued Mr. Durham 150,000 shares of our common stock with an aggregate fair market value of $675,000. The shares of restricted stock vest in accordance with the following schedule: 1/4 of the total shares vest on March 24, 2007 and 1/48 of the total shares vest monthly thereafter. In the event of a "Corporate Transaction" (as defined in the agreement), the shares shall immediately become fully vested if, within five years after the Corporation Transaction, Mr. Durham's service is terminated by the successor company, the Company or a related entity without "Cause" or voluntarily by Mr. Durham with "Good Reason."

Outstanding Equity Awards at December 31, 2006

        The following table provides information as of December 31, 2006 regarding (i) each unexercised stock option held by each of our named executive officers and (ii) outstanding unvested shares of restricted stock held by our named executive officers as of December 31, 2006:

	Option Awards
						Stock Awards
	Number of Securities
						Number of Unearned Shares, Units Rights That Have Not Vested		Market or Payout Value of Unearned Shares, Units Rights that Have Not Vested(2)
	Underlying Unexercised Options
				Option Exercise Price(1)	Option Expiration Date
	Exercisable		Unexercisable
James D. Durham	92,243		—	$.003	8/07/19	135,000	(6)	$81,000
	—	(3)	233,333.30		12/31/18	—		—
	43,333		—	31.00	8/03/14	—		—
James J. TerBeest	—	(4)	150,000	4.50	3/24/16	33,750	(6)	20,250
Randall C. Turnbull	—	(4)	13,000	17.00		—		—
	—	(4)	20,000	4.00	5/02/16	—		—
Carl M. Emery	—	(5)	64,184	4.00	5/02/16	—		—
Matthew J. Cahillane	—	(5)	64,184	4.00	5/02/16	—		—

(1)
Represents the fair market value of a share of our common stock on the grant date of the option.

(2)
Based on the market price of $.60 per share, which was the average of the high and low bid prices per share of our common stock on the OTC Bulletin Board on the last day our common stock was traded during the fiscal year ended December 31, 2006.

(3)
These shares are totally vested and become exercisable on December 31, 2008.

(4)
The options vest over four years with 1/4 of the shares of underlying common stock vesting on the first anniversary of the grant date and 1/48th of the shares of underlying common stock vesting each month thereafter.

(5)
These shares were forfeited on February 4, 2007 because of Mr. Emery's and Mr. Cahillane's resignation.

(6)
In 2006, the volume of trading in our common stock triggered accelerated vesting of these stock awards and the remaining vesting will occur over the first 27 weeks of 2007.

2006 Option Exercises and Stock Vested

        None of our named executive officers exercised options in 2006.

        In 2006, the volume of trading in our common stock triggered accelerated vesting of a 2005 restricted stock grant. The portion that vested is as follows and the remainder will vest over the first 27 weeks of 2007:

	Stock Awards
	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
James D. Durham	65,000	$97,400
James J. TerBeest	16,250	24,350

(1)
Value realized was determined based on the trading value each Wednesday for each of the thirteen weeks in the vesting period during the last quarter of 2006.

Pension Benefits

        None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. The compensation committee may elect to adopt qualified or non-qualified defined benefit plans in the future if the compensation committee determines that doing so is in our best interests.

Nonqualified Deferred Compensation

        None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other deferred compensation plans maintained by us. The compensation committee may elect to provide our officers and other employees with nonqualified defined benefit or other nonqualified deferred compensation benefits in the future if the compensation committee determines that doing so is in our best interests.

Potential Payments Upon Termination or Change in Control

        The following table and summary set forth potential payments payable to our current executive officers upon termination of employment or a change in control. The compensation committee may in its discretion revise, amend, or add to the benefits if it deems advisable. The table below reflects amounts payable to our executive officers assuming their employment was terminated on December 31, 2006.

Name	Benefit	Termination Without Cause Prior to a Change in Control	Change in Control	Termination Without Cause or Constructive Termination Following a Change in Control
James D. Durham	Salary	$760,000	$—	$760,000
	Bonus(1)	—	—	—
	Stock bonus acceleration	—	—	756,000
	Benefits continuation	16,811	—	16,811

	Total value	776,811	—	1,532,811
James J. TerBeest	Salary	220,000	—	220,000
	Bonus(2)	—	—	—
	Stock bonus acceleration	—	—	33,750
	Benefits continuation	16,811	—	16,811

	Total value	236,811	—	270,561

(1)
In a change of control, Mr. Durham is entitled to receive a bonus in the amount of one and one-half percent (1 1/2%) of the total consideration actually paid to the Company's stockholders in connection therewith.

(2)
In a change of control, Mr. TerBeest is entitled to receive a bonus in the amount of one-half percent (1/2%) of the total consideration actually paid to the Company's stockholders in connection therewith.

        See "Employment Agreements" and "Compensation Discussion and Analysis—Equity Awards" above for a discussion of the terms of our agreements relating to these potential payments.

Severance Payments to Former Executive Officers

Separation Agreement and General Release of Claims with Pamela G. Atherton

        On January 7, 2006, we executed a Separation Agreement and a General Release of Claims with Pamela G. Atherton, our former President. The Separation Agreement provides Ms. Atherton with certain benefits in exchange for, among other things, her providing us with consulting services for a one year period (the "Severance Period") and executing a release of claims. Pursuant to the terms of the Separation Agreement, we agreed to continue to pay Ms. Atherton her current base salary of $175,000 per year during the Severance Period. In addition, we agreed to allow Ms. Atherton to continue to vest, during the Severance Period, (i) the options she holds to purchase 42,274 shares of our common stock and (ii) 13,331 restricted shares she holds. Unvested options remaining at the end of the Severance Period shall accelerate and vest in full.

Retirement of James D. Durham

        On March 6, 2007, James D. Durham, the Company's Chief Executive Officer, announced his retirement, and the Company accepted his resignation and retirement, effective March 1, 2007. Mr. Durham also stepped down as Chairman of the Board and as a member of the Company's Board of Directors, effective March 1, 2007. Mr. Durham will serve as a consultant to the Company for an eight month period. In connection with Mr. Durham's resignation, Mr. Durham and the Company executed a Severance Agreement and Mutual Release of Claims, effective March 14, 2007. The Severance Agreement provides for, among other things: (a) payment of an additional $60,161 within three days of the effective date of the Severance Agreement; (b) payment of $31,667 per month during the eight month consulting period; (c) payment of a lump sum severance amount of $250,000 within seven business days of November 1, 2007; (d) an additional grant of an option to purchase 1,000,000 shares of the Company's common stock at an exercise price of $0.60 per share; (e) continuation of health insurance coverage for a 24 month period following the effective date; and (f) vesting in the restricted stock awards granted to Durham on March 24, 2006 and May 31, 2005 will continue during the period Durham provides consulting services and shall cease as of October 31, 2007.

        The Company and Mr. Durham had previously entered into an employment agreement effective August 1, 2002, as amended by the Amendment to Employment Agreement effective August 1, 2004 and the Second Amendment to Employment Agreement effective as of November 8, 2005. Mr. Durham's employment agreement, as amended, has been terminated in connection with his resignation and entry into the Severance Agreement.

        On December 31, 2003, we entered into a Bonus and Other Agreement with Mr. Durham, pursuant to which we agreed, among other things, to pay to Mr. Durham cash bonuses in the amount of $540,000 on each of December 31, 2006 and January 4, 2007. On November 17, 2005 we entered into an Amendment to Bonus and Other Agreement with Mr. Durham, pursuant to which the Bonus and Other Agreement was amended to provide that we will pay to Mr. Durham cash bonuses in the amount of $540,000 on each of December 31, 2008 and January 4, 2009. Mr. Durham's long-term bonuses are not affected by his resignation and retirement.

Compensation Committee Interlocks and Insider Participation

        In fiscal 2006, the members of our Compensation Committee were Messrs. Herman and Kenneth, who are all non-employee directors. None of such committee members (i) was, during fiscal 2006, an officer or employee of us or any of our subsidiaries, (ii) is formerly an officer of us or any of our subsidiaries, or (iii) had any relationship requiring disclosure by us pursuant to any paragraph of Item 404 of SEC Regulation S-K.

Report of the Compensation Committee

        The compensation committee establishes and oversees the design and functioning of our executive compensation program. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for the 2007 Annual Meeting.

                      COMPENSATION COMMITTEE

                      Thomas F. Herman
                      Robert J. Kenneth

Board Independence

        Our board of directors has determined that each of its directors, other than John Kaiser, our Chief Executive Officer, is independent as that term is defined under Nasdaq Stock Market listing standards

Review, Approval or Ratification of Transactions with Related Persons

        Our policy is to require that any transaction with a related party required to be reported under applicable Securities and Exchange Commission rules, other than compensation-related matters, be reviewed and approved or ratified by a majority of independent, disinterested directors. We have not adopted procedures for review of, or standards for approval of, these transactions, but instead review such transactions on a case by case basis. Our policy is to require that all compensation-related matters be recommended for board approval by the Compensation Committee.

Transactions

        Since December 1, 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person's immediate family had or will have a direct or indirect material interest other than the transactions described below.

Issuance of Series C Convertible Preferred Stock and Warrants to Purchase Series C Convertible Preferred Stock and Series B-1 Convertible Preferred Stock

        In August 2004, September 2004, October 2004, November 2004, March 2005 and May 2005, we issued (i) an aggregate total of 183,028 shares of Series C convertible preferred stock at a cash price per share of $60.00, and (ii) warrants to purchase an aggregate total of 254,582 shares of Series C convertible preferred stock, of which warrants covering 130,520 shares have been exercised. Such shares of Series C convertible preferred stock and warrants were issued to certain investors, including MedCap and James D. Durham, our former Chairman and Chief Executive Officer. On August 31, 2004, we granted a warrant to purchase up to 6,000 shares of Series B-1 convertible preferred stock to MedCap.

        The holders of such shares of Series C convertible preferred stock were granted certain registration rights set forth in an Amended and Restated Registration Rights Agreement dated August 31, 2004 by and among the Company and the investors listed on Schedule A thereto.

        Effective April 4, 2006, the holders of our outstanding Series C convertible preferred stock and warrants to purchase Series C convertible preferred stock and Series B-1 convertible preferred stock exchanged such stock and warrants for an aggregate of 10,257,131 shares of common stock.

Acquisition of iVow, Inc.

        On September 21, 2006, we entered into an Agreement and Plan of Merger, dated as of September 20, 2006 (the "Merger Agreement"), by and among Crdentia, iVOW, Inc. ("iVOW") and iVOW Acquisition Corp., a wholly-owned subsidiary of Crdentia. Members of our board of directors, C. Fred Toney and William Nydam, also served on the board of directors of iVOW at the time our board of directors approved the Merger Agreement. Mr. Toney is a Managing Member of MedCap. At the time our board of directors approved the Merger Agreement, MedCap beneficially owned more than 76% of the outstanding shares of Crdentia and 26% of the outstanding shares of iVOW, as reported in iVOW's proxy statement for its 2006 Annual Meeting of Stockholders filed with the SEC on May 10, 2006. In addition, Mr. Durham was a former director of iVOW. Our board of directors unanimously approved the Merger Agreement, with Mr. Toney and Mr. Durham abstaining. Mr. Toney voluntarily resigned from the iVOW board of directors immediately following the approval of the Merger Agreement by iVOW. In April 2007, we entered into a settlement agreement with iVOW (the "iVOW Settlement Agreement") pursuant to which we and iVOW agreed to terminate the Merger Agreement and release each other from all claims under the Merger Agreement and related agreements. In connection with the iVOW Settlement Agreement, we issued iVOW 1,500,000 shares of our common stock as repayment of $700,693 previously advanced to Crdentia by iVOW pursuant to the terms of an Interim Management Agreement. The $700,693 and other value attributed to the Settlement Agreement approximates the fair market value of the 1,500,000 shares issued to iVOW.

Right of First Negotiation and Related Agreements

        On November 3, 2006, we entered into a Right of First Negotiation Agreement with Mr. Durham, Mr. Toney and MedCap, granting Mr. Durham, Mr. Toney and MedCap the exclusive right to negotiate with us to acquire Sound Health Solutions, Inc. ("SHS"), a wholly-owned subsidiary of iVOW, if and when we closed our proposed acquisition of iVOW pursuant to the Agreement and Plan of Merger. We entered into the Right of First Negotiation Agreement in consideration for Mr. Durham, Mr. Toney and MedCap's grant of an advance of $1,000,000 to a cash collateral account for benefit of us to facilitate additional borrowing by us from Bridge Healthcare Finance LLC. Such funds were used to cover the operating expenses of both Crdentia and iVOW, pursuant to the Interim Management Agreement entered into by Crdentia and iVOW on September 20, 2006 in connection with the entry into the Merger Agreement. Mr. Durham, Mr. Toney and MedCap were also granted a security interest in the outstanding shares of SHS held by iVOW. The agreement granting such security interest was executed by us for iVOW under our authority granted pursuant to an Interim Management Agreement entered in connection with the Merger Agreement. The Right of First Negotiation Agreement was terminated in April 2007 in connection with the iVOW Settlement Agreement.

Bridge Over-Advance Guarantees

        During 2006, Bridge Healthcare made $2,425,000 available to us in the form of over-advances. The $2,425,000 of over-advances were partially secured by a guaranty from MedCap, partially secured by a personal guaranty from C. Fred Toney and partially secured by a personal guaranty from James D. Durham.

Comerica Note Guarantees

        On January 19, 2007, Crdentia delivered a Master Revolving Note in the amount of $2.4 million to Comerica Bank. Proceeds from the borrowing were used to refinance the over-advance amount outstanding under the revolving line of credit with Bridge Healthcare Finance, LLC. As security for Crdentia's prompt and complete payment of its obligations under the Note, (i) James D. Durham pledged and granted to Comerica a security interest in all of his right, title and interest in and to a $600,000 certificate of deposit with Comerica, (ii) MedCap pledged and granted to Comerica a security interest in all of its right, title and interest in and to a $250,000 certificate of deposit with Comerica, and (iii) C. Fred Toney pledged and granted to Comerica a security interest in all of his right, title and interest in and to a $1,125,000 certificate of deposit with Comerica. In addition, MedCap delivered a Guaranty to Comerica pursuant to which it agreed to unconditionally and absolutely guarantee to Comerica payment when due of all existing and future indebtedness of Crdentia to Comerica.

Issuances of Common Stock

        Between January and August 2007, we sold 3,141,664 shares of common stock at $0.60 per share to MedCap Partners L.P., 274,999 shares of common stock at $0.60 per share to MedCap Master Fund L.P., and 2,999,999 shares of common stock at $0.60 per share to C. Fred Toney.

PROPOSAL NUMBER 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed KBA Group LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007 and has further directed that the appointment of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting. Representatives of KBA Group LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the appointment of KBA Group LLP as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the board of directors is submitting the appointment of KBA Group LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to ratify the appointment of KBA Group LLP.

        On January 13, 2005, we received a resignation letter from our then-current independent registered public accounting firm, BDO Seidman, LLP. On January 13, 2005 our audit committee approved, and our board of directors ratified, the engagement of KBA Group LLP as our independent auditors. KBA Group LLP reported on our financial statements for the fiscal years ended December 31, 2004 and December 31, 2005. BDO Seidman, LLP did not provide a report on our financial statements for the fiscal years ended December 31, 2004 or December 31, 2005. During our fiscal years ended December 31, 2003 and 2004, and through January 13, 2005, there were no disagreements between us and BDO on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of such disagreements in connection with the issuance of its report on our financial statements. During our fiscal years ended December 31, 2003 and 2004, and through January 13, 2005, BDO did not advise us that any "reportable events" (as described in Item 304(a)(1)(v) of Regulation S-K) had occurred.

        The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2006 and 2005 by KBA Group LLP:

	2006	2005
Audit Fees(1)	$212,725	$130,500
Audit-Related Fees(2)	4,075	28,000
Tax Fees(3)	33,701	—
All Other Fees	—	—

Total	$250,501	$158,500

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees."

(3)
Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

        The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by its independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

THE CRDENTIA BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KBA GROUP LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

PROPOSAL NUMBER 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE
CRDENTIA CORP. 2004 STOCK INCENTIVE PLAN

General

        Our 2004 Stock Incentive Plan (the "2004 Plan") was adopted by the Board of Directors in April 2004 and was approved by our stockholders in May 2004. On June 28, 2004, there was a one-for-three reverse stock split of our common stock and on April 4, 2006, there was a one-for-ten reverse stock split of our common stock. After giving effect to these stock splits, the 2,400,000 shares of common stock that were originally authorized for issuance under the 2004 Plan became 80,000 Shares. In October 2007, subject to the approval of our stockholders, the Board of Directors adopted and approved an amendment and restatement of the 2004 Plan to increase (i) the maximum number of shares of common stock that may be issued under the 2004 Plan from 80,000 shares to 2,080,000 shares, including the amount subject to the automatic annual formula increase (as described further below) from 100,000 shares to 1,500,000 shares; (ii) the maximum number of shares subject to options and stock appreciation rights that may be granted to a participant during a calendar year from 33,333 shares to 2,000,000 shares and the maximum number of additional shares that may be granted with respect to such awards in connection with a participant's commencement of continuous service from 16,666 shares to 2,000,000 shares; and (iii) the maximum number of shares subject to awards of restricted stock and restricted stock units intended to be performance-based compensation under Section 162(m) of the Code that may granted to a participant during a calendar year from 33,333 shares to 2,000,000 shares. Stockholder approval of the amendment and restatement of the 2004 Plan is necessary to permit us to continue to grant incentive stock options to employees under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and to ensure that compensation paid under the 2004 Plan continues to be eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of Code. Code Section 162(m) limits the deductibility of certain compensation paid to individuals who are "covered employees" as defined under Section 162(m) and described in more detail below.

        As of September 15, 2007, there were awards outstanding under the 2004 Plan to acquire 256,899 shares of common stock at a weighted average exercise price of $2.24 per share.

        As of September 15, 2007, only 80,492 shares of common stock remained available for issuance under the 2004 Plan, a number the Board of Directors believed to be insufficient to meet the Company's anticipated needs. If the stockholders do not approve this amendment, the 2004 Plan will continue in full force in accordance with its terms as they are now in effect.

        Capitalized terms used in this Proposal No. 3 shall have the same meaning as in the 2004 Plan unless otherwise indicated.

        A general description of the principal terms of the 2004 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2004 Plan, a copy of which is attached to this proxy statement as Appendix A and is incorporated herein by reference.

General Description

        Purpose.    The purpose of the 2004 Plan, as amended and restated, is to provide our employees, directors and consultants, whose present and potential contributions are important to our success, with an incentive, through ownership of our common stock, to continue in service and to help us compete effectively with other enterprises for the services of qualified individuals.

        Shares Reserved for Issuance under the 2004 Plan.    If the amendment and restatement of the 2004 Plan is approved by the stockholders, a total of 2,080,000 shares of common stock will be reserved for issuance under the 2004 Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in our common stock or capital structure. Commencing on the first business day of each calendar year beginning in 2008, the number of shares of stock reserved for issuance under the 2004 Plan (including issuance as incentive stock options) will be increased annually by a number equal to the lesser of (a) 3% of the total number of shares outstanding as of that date, (b) 1,500,000 shares or (c) a lesser number of shares determined by the board. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 2,000,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 2,000,000 shares which shall not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 2,000,000 shares.

        Administration.    The 2004 Plan, as amended and restated, is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the "Administrator"), defined as the board of directors or one or more committees designated by the board. With respect to grants to officers and directors, any committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of Code.

        Terms and Conditions of Awards.    The 2004 Plan, as amended and restated, provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as "awards"). Stock options granted under the 2004 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the 2004 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

        Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above section of this Proposal No. 3, "Shares Reserved for Issuance under the 2004 Plan"), to approve award agreements for use under the 2004 Plan, to determine the terms and conditions of any award, to construe and interpret the terms of the 2004 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2004 Plan as the Administrator deems appropriate.

        Each award granted under the 2004 Plan shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a nonqualified stock option. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options.

        The term of any incentive stock option granted under the 2004 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of Crdentia or any parent or subsidiary of Crdentia), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award. The term of all other awards granted under the 2004 Plan shall be determined by the Administrator.

        The 2004 Plan, as amended and restated, authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of Crdentia or any parent or subsidiary of Crdentia). In the case of all other awards granted under the 2004 Plan, the exercise price or base appreciation amount shall be determined by the Administrator. In the case of options or stock appreciation rights intended to qualify as performance-based compensation, the exercise price or base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. The exercise price is generally payable in cash, check, shares of common stock or with respect to options, payment through a broker-dealer sale and remittance procedure. As a matter of good corporate governance, the price per share of all grants made under the 2004 Plan are reflected in the meeting minutes where such grants were approved.

        The 2004 Plan, as amended and restated, provides that (a) any reduction of the exercise price of any option awarded under the 2004 Plan shall be subject to stockholder approval and (b) canceling any option awarded under the 2004 Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to stockholder approval.

        Under the 2004 Plan, the Administrator may establish one or more programs under the 2004 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2004 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees. The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of Crdentia as specified in the award agreements to be issued under the 2004 Plan.

        Termination of Service.    An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2004 Plan, as amended and restated, terminates continuous service with Crdentia, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

        Transferability of Awards.    Under the 2004 Plan, as amended and restated, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2004 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

        Section 162(m) of the Code.    The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 2,000,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 2,000,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m), no deduction is allowed in any taxable year for compensation in excess of $1 million paid to the Company's principal executive officer and the three other most highly compensated officers of the Company. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

        For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 2,000,000 shares. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. The 2004 Plan, as amended and restated, contains a list of performance criteria that may be considered by the Administrator when granting performance-based awards.

        Change in Capitalization.    Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2004 Plan, as amended and restated, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

        Corporate Transaction/Change in Control.    In the event of a corporate transaction or change in control (each as defined in the 2004 Plan), the Administrator shall have the discretion to provide that outstanding awards shall automatically become fully vested and exercisable for all or a portion of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction or change in control. Effective upon the consummation of a corporate transaction, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity.

        Amendment, Suspension or Termination of the 2004 Plan.    The board may at any time amend, suspend or terminate the 2004 Plan. The 2004 Plan will terminate ten years from the date of its approval by our stockholders, unless terminated earlier by the board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we will obtain stockholder approval of any such amendment to the 2004 Plan in such a manner and to such a degree as required.

Certain Federal Tax Consequences

        The following summary of the federal income tax consequences of 2004 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

        Nonqualified Stock Options.    The grant of a nonqualified stock option under the 2004 Plan, as amended and restated, will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

        Absent special limitations on exercisability, in the event a nonqualified stock option is granted with an exercise price that is below fair market value or is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest.

        Incentive Stock Options.    The grant of an incentive stock option under the 2004 Plan, as amended and restated, will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. The Internal Revenue Service has issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security and Medicare taxes (but not income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of an incentive stock option that occurs two years after the regulations are issued in final form. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

        If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

        The "spread" under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

        In the event an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

        Restricted Stock.    The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

        Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

        Stock Appreciation Rights.    Recipients of stock appreciation rights ("SARs") generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

        We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

        A SAR can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

        Restricted Stock Units.    Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

        We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

        Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

        Dividends and Dividend Equivalents.    Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual's total compensation is deemed reasonable in amount.

New Plan Benefits

        As of the date of this proxy statement, no named executive officer, current director or employee has been granted any awards subject to stockholder approval of the amendment and restatement of the 2004 Plan. Because the Administrator will make future awards at its discretion, we cannot determine the number of options and other awards that may be awarded in the future to eligible participants.

Required Vote

        The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the Annual Meeting and voting together as a single class is required to approve the amendment and restatement of the Crdentia Corp. 2004 Stock Incentive Plan. Abstentions will have the same effect as "no" votes on this proposal, whereas broker "non-votes" will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CRDENTIA CORP. 2004 STOCK INCENTIVE PLAN.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

        Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner, except that (i) Mr. Herman made a late filing with respect to a transaction in December 2006, (ii) Mr. Kenneth made a late filing with respect to a transaction in December 2006, (iii) Mr. Nydam made a late filing with respect to a transaction in December 2006, (iv) MedCap made late filings with respect to a transaction in December 2006, a transaction in October 2006, a transaction in February 2006, a transaction in March 2006, a transaction in January 2006, and four transactions in September 2006, (v) Mr. TerBeest made a late filing with respect to a transaction in March 2006, and (vi) Mr. Toney made late filings with respect to a transaction in December 2006, a transaction in October 2006, a transaction in February 2006, a transaction in March 2006, a transaction in January 2006, and four transactions in September 2006.

STOCKHOLDER PROPOSALS

        For stockholder proposals to be considered properly brought before an annual meeting, the stockholder must have given timely notice thereof in writing to our Secretary, James J. TerBeest. To be timely for the 2008 annual meeting, assuming that the 2008 annual meeting is held on the same date as the 2007 annual meeting, a stockholder's notice must be delivered to or mailed and received by our Secretary at our principal executive offices no later than July 9, 2008 (120 days prior to the date of the meeting). A stockholder's notice must accompany any stockholder proposal and shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the number of shares of our voting securities which are owned beneficially and of record by the stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (iv) any material interest of the stockholder of record and the beneficial owner, if any, in such business.

        Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and intended to be presented at our 2008 annual meeting of stockholders must be received by our Secretary at the address of our principal executive offices no later than June 7, 2008 (120 days before the date on which we first mailed our proxy materials for the 2007 annual meeting), in order to be considered for inclusion in our proxy materials for that meeting.

ANNUAL REPORT

        Our Annual Report for the fiscal year ended December 31, 2006 will be mailed to stockholders of record as of October 1, 2007. Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

        A copy of our Annual Report on Form 10-K will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on October 1, 2007. Requests should be directed to Crdentia Corp., 5001 LBJ Freeway, Suite 850, Dallas, TX 75244; Attention: Investor Relations.

OTHER MATTERS

        The board of directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the proxyholders.

By Order of the Board of Directors,
/s/ John B. Kaiser
John B. Kaiser Chief Executive Officer

October 8, 2007
Dallas, Texas

APPENDIX A

CRDENTIA CORP.

2004 STOCK INCENTIVE PLAN

(as Amended and Restated October     , 2007)

        1.    Purposes of the Plan.    The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

        2.    Definitions.    The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

          (a)   "Administrator" means the Board or any of the Committees appointed to administer the Plan.

          (b)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12l-2 promulgated under the Exchange Act.

          (c)   "Applicable Laws" means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

          (d)   "Assumed" means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

          (e)   "Award" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

          (f)    "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

          (g)   "Board" means the Board of Directors of the Company.

          (h)   "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

          (i)    "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

            (i)    the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

            (ii)   a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (j)    "Code" means the Internal Revenue Code of 1986, as amended.

          (k)   "Committee" means any committee composed of members of the Board appointed by the Board to administer the Plan.

          (l)    "Common Stock" means the common stock of the Company.

          (m)  "Company" means Crdentia Corp., a Delaware corporation, or any successor corporation that adopts the Plan in connection with a Corporate Transaction.

          (n)   "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (o)   "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          (p)   "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

          (q)   "Corporate Transaction" means any of the following transactions:

            (i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

            (ii)   the sale, transfer or other disposition of all or substantially all of the assets of the Company;

            (iii)  the complete liquidation or dissolution of the Company;

            (iv)  any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

            (v)   acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

          (r)   "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

          (s)   "Director" means a member of the Board or the board of directors of any Related Entity.

          (t)    "Disability" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

          (u)   "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

          (v)   "Employee" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (w)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (x)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii)   If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (y)   "Grantee" means an Employee, Director or Consultant who receives an Award under the Plan.

          (z)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

          (aa) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (bb) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (cc) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

          (dd) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (ee) "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

          (ff)  "Plan" means this 2004 Stock Incentive Plan.

          (gg) "Related Entity" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

          (hh) "Replaced" means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

          (ii)   "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

          (jj)   "Restricted Stock Units" means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

          (kk) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

          (ll)   "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

          (mm)   "Share" means a share of the Common Stock.

          (nn)   "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.

          (a)   Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 2,080,000 Shares, plus an annual increase to be added on the first business day of each calendar year beginning in 2008 equal to the lesser of (x) 1,500,000 Shares, (y) three percent (3%) of the number of Shares outstanding as of such date, or (z) a lesser number of Shares determined by the Administrator. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

          (b)   Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by Section 422(b)(1) of the Code (and the corresponding regulations thereunder), the listing requirements of The NASDAQ Stock Market LLC (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

        4.    Administration of the Plan.

          (a)   Plan Administrator.

            (i)    Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

            (ii)   Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

            (iii)  Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

            (iv)  Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

          (b)   Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

            (i)    to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

            (ii)   to determine whether and to what extent Awards are granted hereunder;

            (iii)  to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

            (iv)  to approve forms of Award Agreements for use under the Plan;

            (v)   to determine the terms and conditions of any Award granted hereunder;

            (vi)  to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent, (B) the reduction of the exercise price of any Option awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction;

            (vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

            (viii)     to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

            (ix)  to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

          (c)   Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's expense to defend the same.

        5.    Eligibility.    Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

        6.    Terms and Conditions of Awards.

          (a)   Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

          (b)   Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

          (c)   Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, (xviii) personal management objectives, and (xix) other measures of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

          (d)   Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

          (e)   Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

          (f)    Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

          (g)   Individual Limitations on Awards.

            (i)    Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 2,000,000 Shares. In connection with a Grantee's commencement of Continuous Service, a Grantee may be granted Options or SARs for up to an additional 2,000,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

            (ii)   Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 2,000,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below.

            (iii)  Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

          (h)   Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

          (i)    Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

          (j)    Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Award in the event of the Grantee's death on a beneficiary designation form provided by the Administrator.

          (k)   Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

        7.    Award Exercise or Purchase Price, Consideration and Taxes.

          (a)   Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

            (i)    In the case of an Incentive Stock Option:

              (A)  granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per

      Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

              (B)  granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

            (ii)   In the case of Options or SARs intended to qualify as Performance-Based Compensation, the exercise or base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

            (iii)  In the case of other Awards, such price as is determined by the Administrator.

            (iv)  Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

          (b)   Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

            (i)    cash;

            (ii)   check;

            (iii)  if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

            (iv)  with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

            (v)   any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

          (c)   Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

        8.    Exercise of Award.

          (a)   Procedure for Exercise; Rights as a Stockholder.

            (i)    Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

            (ii)   An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

          (b)   Exercise of Award Following Termination of Continuous Service.

            (i)    An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

            (ii)   Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

            (iii)  Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

        9.    Conditions Upon Issuance of Shares.

          (a)   Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)   As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

        10.    Adjustments Upon Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

        11.    Corporate Transactions and Changes in Control.

          (a)   Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

          (b)   Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

          (c)   Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.

        12.    Effective Date and Term of Plan.    The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

        13.    Amendment, Suspension or Termination of the Plan.

          (a)   The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by Applicable Laws, or if such amendment would change any of the provisions of Section 4(b)(vi) or this Section 13(a).

          (b)   No Award may be granted during any suspension of the Plan or after termination of the Plan.

          (c)   No suspension or termination of the Plan (including termination of the Plan under Section 11(b), above) shall adversely affect any rights under Awards already granted to a Grantee.

        14.    Reservation of Shares.

          (a)   The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b)   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        15.    No Effect on Terms of Employment/Consulting Relationship.    The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee's Continuous Service has been terminated for Cause for the purposes of this Plan.

        16.    No Effect on Retirement and Other Benefit Plans.    Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

        17.    Unfunded Obligation.    Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee's creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

        18.    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        19.    Plan History.    The Plan was adopted by the Board in April 2004 and approved by the stockholders of the Company in May 2004. On June 28, 2004, the Company executed a one-for-three reverse stock split of the Shares and on April 4, 2006, the Company executed a one-for-ten reverse stock split of the Shares. After giving effect to these stock splits, the 2,400,000 Shares that were originally authorized for issuance under the Plan became 80,000 Shares. In October 2007, the Board approved an amendment and restatement of the Plan to increase (i) the maximum number of Shares that may be issued under the Plan from 80,000 Shares to 2,080,000 Shares, including the number of Shares subject to the automatic annual formula increase (as set forth in Section 3(a) herein) from 100,000 Shares to 1,500,000 Shares; (ii) the maximum number of Shares subject to Options and SARs that may be granted pursuant to Section 6(g)(i) herein from 33,333 Shares to 2,000,000 Shares; and (iii) the maximum number of Shares subject to awards of Restricted Stock and Restricted Stock Units that may granted pursuant to Section 6(g)(ii) from 33,333 Shares to 2,000,000 Shares. These amendments to the Plan are subject to the approval of the Company's stockholders.

CRDENTIA CORP.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 6, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John B. Kaiser and James J. TerBeest, or either of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Crdentia Corp. (the "Company") held of record by the undersigned on October 1, 2007, at the Annual Meeting of Stockholders to be held at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105, on November 6, 2007, at 9:00 a.m. Pacific Time or any adjournment or postponement thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 AND PROPOSAL 3.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued and to be signed on the Reverse Side)

The Board of Directors recommends a vote "FOR" the directors listed below and a vote "FOR" Proposal 2 and Proposal 3.

1.	To elect one Class II director for a three-year term to expire at the 2010 Annual Meeting of Stockholders. Our present Board of Directors has nominated and recommends for election as director the following person:	☐	FOR the nominee listed below	☐	WITHHOLD AUTHORITY for the nominee
• Robert J. Kenneth
2.
To ratify the appointment selection of KBA Group LLP as independent auditors of the Company for the fiscal year ending December 31, 2007.

☐    FOR                    ☐    AGAINST                    ☐    ABSTAIN

3.
To approve an amendment and restatement of the Crdentia Corp. 2004 Stock Incentive plan.

☐    FOR                    ☐    AGAINST                    ☐    ABSTAIN

4.
In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may properly come before the Annual Meeting.

Dated: ______________, 2007

Signature
Signature
Title(s)

        Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

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INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NUMBER 1 ELECTION OF DIRECTOR
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
PROPOSAL NUMBER 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NUMBER 3 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE CRDENTIA CORP. 2004 STOCK INCENTIVE PLAN
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
CRDENTIA CORP. 2004 STOCK INCENTIVE PLAN (as Amended and Restated October , 2007)